[ITDS LOGO]

                        INTERNATIONAL TELECOMMUNICATION
                               DATA SYSTEMS, INC.

COMMON STOCK                                                       COMMON STOCK
               INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


This Certifies that                           CUSIP
                                            SEE REVERSE FOR CERTAIN DEFINITIONS
is the owner of

         FULLY PAID AND NONASSESSABLE SHARES, PAR VALUE $.O1 PER SHARE,
                             OF THE COMMON STOCK OF

International Telecommunication Data Systems, Inc. transferable upon the books of the Corporation in person or by attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the provisions of the Restated Certificate of Incorporation and By-Laws of the Corporation as from time to time amended. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
               Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

TREASURER                   PRESIDENT AND CHIEF EXECUTIVE OFFICER

INTERNATIONAL
TELECOMMUNICATION
DATA SYSTEMS, INC.
SEAL
CONNECTICUT


COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE

INTERNATIONAL TELECOMMUNICATION DATA SYSTEMS, INC.

The Corporation is authorized to issue more than one class of stock. A statement of the powers, designations, preferences and relative participating, optional or other special rights of each class and series of stock and the qualifications, limitations or restrictions thereon will be provided without charge to each stockholder upon request to the Corporation.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - ___ Custodian _____
TEN ENT - as tenants by the entireties                     (Cust)        (Minor)
JT TEN  - as joint tenants with right or           under Uniform Gifts to Minors
          survivorship and not as tenants          Act_____________________
          in common                                        (State)


    Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

For value received, ____________________ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

[                  ]__________________________________________________________

______________________________________________________________________________

______________________________________________________________________________
                   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE

______________________________________________________________________________

____________________________________________________________________ Shares of
the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ______________________    ____________________________________
                                 NOTICE: The signatures to this assignment must
                                         correspond with the name as written
                                         upon the face of the Certificate in
                                         every particular, without alteration or
                                         enlargement, or any change whatever.


SIGNATURE(S) GUARANTEED: _____________________________________________________
                         The signature(s) should be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved Signature Guarantee Medallion Program), Pursuant to S.E.C. Rule 17A6-15.